Exhibit 10.1

AMENDMENT

This Amendment dated as of September 10, 2014 (the “Amendment”), amends (i) that certain Securities Purchase Agreement, dated as of February 22, 2013, as amended to date (as amended, the “February Purchase Agreement”), between PLC Systems Inc., a Yukon Territory corporation (the “Company”) and the purchasers named therein (the “February Purchasers”) and (ii) that certain that certain Securities Purchase Agreement, dated as of September 18, 2013, as amended to date (as amended, the “September Purchase Agreement” and together with the February Purchase Agreements, the “Purchase Agreements”), between the Company and the purchasers named therein (the “September Purchasers” and together with the February Purchases, the “Purchasers”).

WHEREAS, the undersigned Purchasers hold at least sixty percent (60%) of (i) the outstanding “Shares” of Common Stock (as defined in the February Purchase Agreement) sold under the February Purchase Agreement and (ii) the outstanding “Shares” of Common Stock (as defined in the September Purchase Agreement) sold under the September Purchase Agreement and by their execution of this Amendment, are authorized pursuant to the terms of the each Purchase Agreement to enter into this Amendment and to amend certain terms under the Purchase Agreements; and

 WHEREAS, the Company and the Purchasers wish to amend the Purchase Agreements in order to delete all rights of the Purchasers under (i) Section 4.12 (Participation in Future Financing), (ii) Section 4.14 (Purchase Price Reset), (iii) Section 4.15 (Most Favored Nation Provision), (iv) Section 4.20 (Variable Rate Transaction) and (v) and Section 4.23 (Piggy-Back Registrations) of each of the Purchase Agreements.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree to the following modifications to the Purchase Agreements as follows:

1.     Amendment. Section 4.12 (Participation in Future Financing), Section 4.14 (Purchase Price Reset), Section 4.15 (Most Favored Nation Provision), Section 4.20 (Variable Rate Transaction) and Section 4.23 (Piggy Back Registrations) of each of the Purchase Agreements are hereby deleted in their entirety and shall be of no further force or effect and the Company shall have no further liability or obligations thereunder.

2.     Effect on Transaction Documents.  Except as expressly set forth above, all of the terms and conditions of the Purchase Agreements shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.  Notwithstanding the foregoing, this Amendment shall be deemed for all purposes as an amendment to the Purchase Agreements as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Purchase Agreements, on the one hand, and the terms and provisions of this Amendment, on the other hand, the terms and provisions of this Amendment shall prevail.

3.     Amendments and Waivers. The provisions of this Amendment can be amended or waived in the manner permitted under the Purchase Agreements.

4.     Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Exhibit 10.1

5.     Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined pursuant to the Governing Law provision of the Purchase Agreements.

6.     Entire Agreement.  This Amendment contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

[Signature page follows]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized signatories as of the date first indicated above.

PLC SYSTEMS INC.

	By:	/s/ Gregory W. Mann
Name: Gregory W. Mann
Title: Chief Financial Officer

Agreed to and Accepted:

PLC MEDICAL SYSTEMS INC.

By:	/s/ Mark R. Tauscher
Name: Mark R. Tauscher
Title: President

PLC SYSTEMAS MEDICOS INTERNACIONAIS
(DEUTSCHLAND) GMBH

By:	/s/ Gregory W. Mann
Name: Gregory W. Mann
Title: Managing Director

[Purchaser Acknowledgement follows]

 Exhibit 10.1

PURCHASER ACKNOWLEDGEMENT

The undersigned Purchaser hereby agrees to be bound by the terms of this Amendment and Waiver to Purchase Agreement.

NAME OF PURCHASER:

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title of Authorized Signatory: